IVY FUNDS

Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund
Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund
(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Statutory Prospectus dated January 31, 2021 (the “Prospectus”)

1.
The following replaces the “Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund – Annual Fund Operating Expenses” table (as well as the applicable noted footnotes) on page 3 of the Prospectus:

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class E	Class I	Class R6	Class R
Management Fees	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.00%	0.00%	0.50%
Other Expenses	0.24%	0.33%	0.29%	0.15%	0.34%
Total Annual Fund Operating Expenses	0.84%	0.93%	0.64%	0.50%	1.19%
Fee Waiver and/or Expense Reimbursement[3,4]	0.10%	0.35%	0.14%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.74%	0.58%	0.50%	0.50%	1.19%

[3]
Through January 31, 2022 (July 29, 2022 for Class E shares), Delaware Management Company (Manager), the Fund’s investment manager, Delaware Distributors, L.P. (Distributor), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 0.74%; Class E shares at 0.58% and Class I and Class R6 shares at 0.50%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees of Ivy Funds (Board).

[4]
Through January 31, 2022, Distributor and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class R6 shares do not exceed the total annual ordinary fund operating expenses of the Class I shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.

2.	The following replaces the “Delaware Ivy ProShares S&P 500 Dividend Aristocrats Index Fund – Example” section on pages 3-4 of the Prospectus:

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the period indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$324	$502	$695	$1,252
Class E Shares	328	565	818	1,533
Class I Shares	51	191	343	785
Class R6 Shares	51	160	280	628
Class R Shares	121	378	654	1,443

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$324	$502	$695	$1,252
Class E Shares	328	565	818	1,533
Class I Shares	51	191	343	785
Class R6 Shares	51	160	280	628
Class R Shares	121	378	654	1,443

3.
The following replaces the “Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund – Annual Fund Operating Expenses” table (as well as the applicable noted footnotes) on page 9 of the Prospectus:

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class E	Class I	Class R6
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.00%	0.00%
Other Expenses	0.43%	0.39%	0.44%	0.26%
Total Annual Fund Operating Expenses	1.08%	1.04%	0.84%	0.66%
Fee Waiver and/or Expense Reimbursement[3,4]	0.20%	0.37%	0.19%	0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.88%	0.67%	0.65%	0.63%

[3]
Through January 31, 2022 (July 29, 2022 for Class E shares), Delaware Management Company (Manager), the Fund’s investment manager, Delaware Distributors, L.P. (Distributor), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, if any) as follows: Class A shares at 0.88%; Class E shares at 0.67%; and Class I and Class R6 shares at 0.65%. Prior to that date, the expense limitation may not be terminated without the consent of the Board of Trustees of Ivy Funds (Board).  Certain common expenses applicable to all share classes also may be waived to cap total annual ordinary fund operating expenses, which may serve to reduce the expense ratio of certain share classes.

[4]
Through January 31, 2022, Distributor and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class R6 shares do not exceed the total annual ordinary fund operating expenses of the Class I shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated without the consent of the Board.

4.	The following replaces the “Delaware Ivy ProShares Russell 2000 Dividend Growers Index Fund – Example” section on pages 9-10 of the Prospectus:

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for the period indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$338	$566	$812	$1,517
Class E Shares	337	597	875	1,657
Class I Shares	66	249	447	1,020
Class R6 Shares	64	208	365	820

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$338	$566	$812	$1,517
Class E Shares	337	597	875	1,657
Class I Shares	66	249	447	1,020
Class R6 Shares	64	208	365	820

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL).  Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia).  The obligations of these entities do not represent deposits or other liabilities of MBL.  MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.  The Funds are governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated July 30, 2021.